Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

The undersigned executive officer of TEB Bancorp Inc. (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the quarter ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jennifer L. Provancher
Jennifer L. Provancher, Executive Vice President, Chief Operating Officer and Chief Financial Officer

May 14, 2019